Note E - Fixed Assets: Property, Plant and Equipment (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Details
Machinery and Equipment, Gross	$ 665,323	$ 610,379
Property, Plant and Equipment, Other, Net	14,092	14,092
Property, Plant and Equipment, Other, Accumulated Depreciation	(355,800)	(256,769)
Total Fixed Assets, net	$ 323,615	$ 367,702